SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 12, 2004

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number
0-33207	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200
NOT APPLICABLE
(Former name or former address,
if changed since last report)
1-707	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200
NOT APPLICABLE
(Former name or former address,
if changed since last report)

Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L) (the Registrants) are separately filing this combined Current Report on Form 8-K (Report). Information contained herein relating to an individual Registrant is filed by such registrant on its own behalf. Each Registrant makes representations only as to information relating to itself.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Exhibit 99 to this Report, which is incorporated by reference herein, gives effect to the following material item within the Registrants’ (i) historical December 31, 2003, 2002 and 2001 consolidated financial statements and notes thereto, (ii) Management’s Discussion and Analysis of Financial Condition and Results of Operations, (iii) Selected Financial Data, and (iv) Schedule II - Valuation and Qualifying Accounts and Reserves, as reported in Registrants’ combined Annual Report on Form 10-K, as amended by Amendment No. 1 on Form 10-K/A, for the year ended December 31, 2003 (2003 Form 10-K):

  the February 2004 announcement by Great Plains Energy of its plan to sell the KLT Gas Inc. natural gas properties (KLT Gas portfolio) and exit the gas business.

As previously disclosed in the Registrants’ combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, and the 2003 Form 10-K, Great Plains Energy’s Board of Directors on February 4, 2004, approved a plan to sell the KLT Gas portfolio and exit the gas business. The Company wrote down the KLT Gas portfolio to its estimated net realizable value in the first quarter of 2004. Under SFAS No. 144, the Registrants are required to present KLT Gas operations subsequent to the approval to sell the KLT Gas portfolio as discontinued operations, as well as recast all historical periods as discontinued operations.

Exhibit 99 to this Report includes Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Item 8. Consolidated Financial Statements, and Schedule II - Valuation and Qualifying Accounts and Reserves as listed in Item 15. Exhibits, Financial Statement Schedules, and Reports on Form 8-K from the 2003 Form 10-K recast for the effects of the matter discussed above. No attempt has been made in this Report to modify or update the disclosures in these four items for items occurring subsequent to December 31, 2003, except as required to reflect the effects of the matter discussed above.

Exhibit 99 to this Report also includes a glossary of terms, cautionary statements regarding certain forward-looking information, the Independent Auditors’ Reports and Reports of Independent Auditors on Great Plains Energy and Subsidiaries’ and KCP&L and Subsidiaries’ financial statements for the periods presented and the Independent Auditors’ Report for DTI Holdings, Inc. and subsidiaries (Debtors-in-Possession).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Great Plains Energy Incorporated and Kansas City Power & Light Company

(c) Exhibit No.
99
Recast Item 6. Selected Financial Data, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, Item 8. Consolidated Financial Statements, and Schedule II - Valuation and Qualifying Accounts and Reserves as listed in Item 15. Exhibits, Financial Statement Schedules, and Reports on Form 8-K to the combined Annual Report on Form 10-K of Great Plains Energy Incorporated and Kansas City Power & Light Company for the year ended December 31, 2003.

Great Plains Energy Incorporated

(c) Exhibit No.
12.1	Computation of Ratio of Earnings to Fixed Charges
23.1.a	Independent Auditors' Consent - Deloitte & Touche LLP
23.1.b	Consent of Independent Accountants - PricewaterhouseCoopers LLP
23.1.c	Independent Auditors' Consent - Deloitte & Touche LLP

Kansas City Power & Light Company

(c) Exhibit No.
12.2	Computation of Ratio of Earnings to Fixed Charges
23.2.a	Independent Auditors' Consent - Deloitte & Touche LLP
23.2.b	Consent of Independent Accountants - PricewaterhouseCoopers LLP
23.2.c	Independent Auditors' Consent - Deloitte & Touche LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED /s/Jeanie Sell Latz
Jeanie Sell Latz Executive Vice President-Corporate and Shared Services and Secretary
KANSAS CITY POWER & LIGHT COMPANY /s/Jeanie Sell Latz
Jeanie Sell Latz Secretary

Date:  May 12, 2004